                            THE PATHWAYS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 21, 1999

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE PATHWAYS GROUP, INC., a Delaware corporation, will be held at the Mark Hopkins Intercontinental Hotel, 999 California Street, San Francisco, California 94108, on Monday, June 21, 1999, at 10:00 A.M., Pacific Daylight Time, for the following purposes:

                  1. To elect five directors to serve staggered terms of one, two and three years and until their respective successors are elected and qualified;

                  2. To consider and vote upon a proposal to approve the Company's Amended and Restated Stock Incentive Plan;

                  3. To consider and vote upon a proposal to approve the Company's Directors Stock Option Plan;

                  4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors; and

                  5. To transact such other business as may be properly brought before the meeting and all adjournments thereof.

                  Only stockholders of record at the close of business on May 4, 1999, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                  THE BOARD OF DIRECTORS OF THE PATHWAYS GROUP, INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY YOU HAVE SENT IN AND VOTE YOUR STOCK PERSONALLY.

                                       By Order of the Board of Directors,


Woodinville, Washington                   EDWARD L. MUELLER
May 7, 1999                                   Secretary

                            THE PATHWAYS GROUP, INC.

                                 PROXY STATEMENT

                  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Pathways Group, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the Mark Hopkins Intercontinental Hotel, 999 California Street, San Francisco, California 94108, on Monday, June 21, 1999, at 10:00 A.M., Pacific Daylight Time, or at any adjournment or adjournments thereof. Only stockholders of record at the close of business on May 4, 1999, shall be entitled to notice of, and to vote at, the meeting. Shares represented by duly executed proxies received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted as follows:

         - FOR the election as directors of the persons who have been nominated by the Board of Directors

         - FOR the approval of the Company's Amended and Restated Stock Incentive Plan

         -        FOR the approval of the Company's Directors Stock Option Plan

         - FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors, and

         - Otherwise in accordance with the judgment of the person or persons voting the proxies on any other matter that may properly be brought before the meeting.

                  At this time, the Board of Directors knows of no other such matters that will be presented for consideration at the Annual Meeting. The execution of a proxy will in no way affect a stockholder's right to attend the Annual Meeting and to vote in person. Any proxy executed and returned by a stockholder in response to this Proxy Statement may be revoked at any time thereafter except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

                  The election of directors requires a plurality of the votes cast. Each of the proposals to adopt the Amended and Restated Stock Incentive Plan and the Directors Stock Option Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting on each such proposal. The ratification of independent auditors requires the affirmative vote of a majority of the votes cast thereon. For purposes of determining the number of votes cast with respect to a particular matter, only those cast
"for" or "against" are included. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them, will be counted only to determine the existence of a quorum at the Annual Meeting.

                  This Proxy Statement and the accompanying proxy are being sent on or about May 7, 1999, to stockholders entitled to vote at the Annual Meeting of Stockholders. The cost of solicitation of the Company proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone, telecopier and personal interview by officers, directors and employees of the Company. However, all proxies granted in response to this Proxy Statement must be made in writing by signing the enclosed proxy card.

                  The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of their nominees for their reasonable expenses in sending soliciting material to their principals. The Company's executive offices are located at 14201 NE 200th Street, Woodinville, Washington 98072. The Company's telephone number is (425) 483-3411.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

                  Only stockholders of record at the close of business on May 4, 1999, will be entitled to vote at the Annual Meeting of Stockholders and any adjournment thereof. At the close of business on May 4, 1999, there were outstanding 13,565,662 shares of Common Stock, $.01 par value, of the Company. Each of such shares is entitled to one vote. There was no other class of voting securities outstanding at that date.

                  To the knowledge of the Company, as of May 4, 1999, no person beneficially owned more than 5% of the outstanding shares of Common Stock of the Company except as set forth in the table below. Each named person beneficially owned, as of the dates set forth below, the number of shares of Common Stock listed opposite its name, and, unless otherwise noted below, each such person had sole voting and investment power over such shares.

NAME AND ADDRESS                                              NUMBER OF                 PERCENTAGE
OF BENEFICIAL OWNER                                           SHARES OWNED              OF CLASS
-------------------                                           ------------              --------

Allen & Company Incorporated  (1)                             2,780,932(2)              20.5%
      711 Fifth Avenue
      New York, New York 10022

Deferred Compensation Trust for                               1,876,978(3)              13.8%
      Carey F. Daly, II
      1221 North Dutton Avenue
      Santa Rosa, California 95401

--------------------------------

(1) Allen & Company Incorporated, a New York corporation, is wholly-owned by Allen Holding Inc., a Delaware corporation of which members of the Allen family are beneficial owners of a majority of the shares. The remaining shares of Allen Holding Inc. are owned by officers of Allen actively involved in its business.

(2) Excludes approximately 1,578,000 additional shares owned by persons affiliated with Allen & Company Incorporated.

(3) Mr. Daly, President, Chief Executive Officer and Chairman of the Company, has no voting power over or power to dispose of the shares held in the trust. Mr. Edward L. Mueller, General Counsel and Secretary to the Company, is the trustee.

                  The following table sets forth information as to the Common Stock of the Company beneficially owned as of May 4, 1999, by each director, nominee for director, each person named in the Summary Compensation Table under Executive Compensation, and by all directors and executive officers as a group:



                                                               AMOUNT AND
                                                                NATURE OF             PERCENT OF
                                                               BENEFICIAL               COMMON
               NAME OF BENEFICIAL OWNER                         OWNERSHIP               STOCK
               ------------------------                         ---------               -----
Carey F. Daly, II.....................................         619,306  (1)             4.6%
Robert W. Haller......................................          63,633  (2)                *
Glenn A. Okun.........................................         511,303  (3)             3.8%
Joseph F. Schuler.....................................          33,334  (4)                *

                                                               AMOUNT AND
                                                                NATURE OF             PERCENT OF
                                                               BENEFICIAL               COMMON
               NAME OF BENEFICIAL OWNER                         OWNERSHIP               STOCK
               ------------------------                         ---------               -----
Mark T. Schuur........................................         28,334  (5)                 *
Monte P. Strohl.......................................         67,000  (6)                 *
Linda S. Wing.........................................              0  (7)                 *
All directors and executive officers
as a group............................................      1,322,910  (8)              9.6%

--------------------------------
*     Less than 1%.

(1) Includes options to acquire 133,334 shares, which options are currently exercisable. Excludes (a) 119,000 shares owned by Mr. Daly's wife, (b) options to acquire 66,666 shares, which options are not currently exercisable and (c) 1,876,978 shares held in the Deferred Compensation Trust for Carey F. Daly, II, over which Mr. Daly has no power to vote or dispose.

(2) Includes options to acquire 15,000 shares, which options are currently exercisable.

(3) Includes 75,000 shares owned by Mr. Okun jointly with his wife. Excludes 149,955 shares held in an account of a client of Mr. Okun, with respect to which Mr. Okun has the power to vote and discretion to dispose, but as to which Mr. Okun disclaims beneficial ownership. Also excludes options to acquire 10,000 shares, which options are not currently exercisable, granted pursuant to the Directors Stock Option Plan.

(4) Includes options to acquire 33,334 options, which options are currently exercisable. Excludes options to acquire 66,666 options, which options are not currently exercisable.

(5) Excludes options to acquire 6,666 shares, which options are not currently exercisable.

(6) Excludes options to acquire 10,000 shares, which options are not currently exercisable, granted pursuant to the Directors Stock Option Plan.

(7) Excludes options to acquire 10,000 shares, which options are not currently exercisable, granted pursuant to the Directors Stock Option Plan.

(8) Includes 181,668 shares issuable upon exercise of currently exercisable options, over which executive officers and directors exercise sole voting power.

                  For the purpose of the foregoing table, each of the directors and executive officers is deemed to be the beneficial owner of shares which may be acquired by him or her within 60 days through the exercise of options, if any, and such shares are deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by him or her and by the directors and executive officers as a group. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by any other person.

                  Each of the persons named in the above table as beneficially owning the shares set forth opposite his or her name has sole voting power (as to outstanding shares) and sole investment power over such shares, except as otherwise indicated.



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

                  At the Annual Meeting of Stockholders on June 21, 1999, the Company will elect directors to the staggered board as set forth in the Company's Bylaws.

                  On May 6, 1997, after the Company had reincorporated in Delaware from Washington and before there were any shares issued by the Delaware Company, the original, three member Board of Directors amended the Bylaws enacted by the Company's incorporators to provide that the Board of Directors be separated into three classes and that the terms of each class be staggered. The staggered Board structure provides that each class contains the same number of directors; if the directors cannot be separated into three classes of equal number, then the directors are allocated among the three classes in such a way that the number of directors in any one class does not differ by more than one from the number of directors in any other class.

                  The initial Board of Directors of the Delaware Company was composed of the three directors from the Washington Company: Messrs. Daly, Schuur and Okun. In April 1998, the Board of Directors increased the size of the Board to five persons and elected Mr. Strohl and Ms. Wing to fill the vacancies. To date, the directors of the Company have not been elected to their initial terms as a staggered board.

                  Pursuant to the Bylaws, however, the current Board of Directors has been separated into three classes: one class will serve an initial term of one year, a second class will serve an initial term of two years, and the third class will serve an initial term of three years. At the 1999 Annual Meeting, all directors of all classes will stand for election to their initial terms. Upon the expiration of their initial terms, each class will then be elected for a term of three years. After the 1999 Annual Meeting, stockholders will only consider and vote upon one class of directors at each annual meeting.


                  The table below sets forth the nominees for directors to serve the initial staggered terms:

                                                                   YEAR FIRST
                                                                   BECAME
NAME                                                      AGE      DIRECTOR         POSITIONS HELD
----                                                      ---      --------         --------------
Nominees to serve until Annual
Meeting of Stockholders in 2000:

MARK T. SCHUUR......................................      38         1996           Director, Senior Vice
                                                                                    President and Chief
                                                                                    Financial Officer

LINDA S. WING (b)...................................      54         1998           Director

Nominees to serve until Annual
Meeting of Stockholders in 2001:

GLENN A. OKUN (a)...................................      36         1996           Director

MONTE P. STROHL (b).................................      47         1998           Director

Nominees to serve until Annual
Meeting of Stockholders in 2002:

CAREY F. DALY, II...................................      55         1993           Director, President
                                                                                    and Chief Executive
                                                                                    Officer


------------------------------
(a)           Member of the Compensation Committee

(b)           Member of the Audit Committee

                  Unless otherwise specified, shares represented by the enclosed proxy will be voted for the election of the nominees set forth above and until their successors are elected and qualified. Each of the nominees is now a director of the Company. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the meeting.

BIOGRAPHICAL SUMMARIES OF OFFICERS AND DIRECTORS

                  CAREY F. DALY, II is the President and Chief Executive Officer of the Company, the Chairman of the Board of Directors and a Director of the Company. Mr. Daly founded The Pathways Group, Inc. in October 1993. Mr. Daly is also President of Pathways International, Ltd. and SPRINTICKET, Inc. Mr. Daly has over 29 years of computer operating system, computer programming and design experience. From 1968 to 1969, Mr. Daly served as an internal auditor and Director of Financial Planning for American Standard, Baltimore, Maryland. He also worked for major computer companies as a systems engineer in Baltimore, Maryland from 1970 through 1973. He received an LLB degree in business law from LaSalle University in 1974 and a BS degree in accounting as well as an AA in computer science from Baltimore Business College in 1968.

                  Mr. Daly is the software engineering designer of the SPRINTICKET product line, the Pathways Medical smart card system, the Pathways E-Teller Transaction Processing System as well as several other commercial software systems.

                  ROBERT W. HALLER is the Executive Vice President. Mr. Haller joined SPRINTICKET, Inc. as the Sales Manager in November 1991. Previously, he was Sales Manager of QT, Inc. Mr. Haller served as Senior Vice President, Marketing and Sales of the company since 1996, and became Executive Vice President in December 1997. Mr. Haller has played a significant role in the development of the Company's marketing plans and products. Mr. Haller received a BS in human biology from the University of Washington in 1977.

                  GLENN A. OKUN has been a Director of the Company since the fourth quarter of 1996. In April 1998, Mr. Okun became the Chairman and Chief Executive Officer of Mitchum Jones & Templeton, Inc., an investment banking firm. For more than five years prior to April 1998, Mr. Okun was a Director and Vice President of Allen & Company Incorporated, an investment banking firm. Allen & Company was a financial advisor to the Company from May 1995 to February 1999. Mr. Okun received a masters of business administration and a law degree from Harvard University in 1989.

                  JOSEPH SCHULER has been Senior Vice President, Marketing and Sales, of the Company since December 1997. From June 1996 through October 1997, Mr. Schuler was the Director of Sales and Marketing for Schlumberger Smart Cards and Systems, where he was responsible for the development of a sales and marketing program for smart cards. Mr. Schuler was the Senior Vice President of New Business Development and Marketing for Stored Value Systems, a National City Company, from September 1995 through May 1996. Prior to September 1995, Mr. Schuler acted as an independent consultant for companies in the smart card business. Mr. Schuler is a graduate of the Carlson School of Management of the University of Minnesota.

                  MARK T. SCHUUR is Senior Vice President and Chief Financial Officer and a Director of the Company and has been with the Company since September 1996. From May 1992 through September 1996, Mr. Schuur served as Chief Financial Officer, Treasurer and a Director of Pizza Blends Inc., Western Blending Inc. and Flavor Blends Inc., affiliated privately-held food manufacturers based in Bellevue, Washington. Prior to that, Mr. Schuur was a General Practice Manager at Coopers & Lybrand in Seattle, Washington. Mr. Schuur received his B.A. degree in business administration (accounting emphasis) from the University of Washington in 1983.

                  MONTE P. STROHL has been a Director of the Company since June 1998. Mr. Strohl is currently the president of MS Digital, which he founded in 1994 and has acted as President and Chief Executive Officer since that time. MS Digital is a company specializing primarily in corporate communication and cable broadcasting. MS Digital provides hardware and software solutions to companies wishing to communicate over cable television (public or internal), or intranets. MS Digital's clients include universities, municipalities and Fortune 500 companies. Before founding MS Digital, Mr. Strohl worked as Vice President of sales for OMNI International, which sold video production solutions internationally. Mr. Strohl is one of the original founders of Pathways International, Ltd., the predecessor corporation of the Company.

                  LINDA S. WING has been a Director of the Company since June 1998. Since 1993, she has served as President and Chief Executive Officer of Human Systems Design, an organizational development firm that assists management of companies in developing their strategic planning. Ms. Wing currently teaches a course in strategic management at Metro State University in Minneapolis, Minnesota. She is also an editor of the journal "Empowerment in Organization," which is published by MCB University Press. She holds a masters of business administration from the University of St. Thomas and several undergraduate degrees from Mankato State University in finance and industrial relations. Ms. Wing is presently working on obtaining her doctorate in organizational theory from the Fielding Institute in Santa Barbara, California.

                  None of the directors has any family relationship with any other director or with any executive officer of the Company.

                  The Company has no reason to believe that the nominees will be unable or unwilling to serve as directors, if elected. If, however, the nominees should decline or be unable to act as directors, the shares represented by the enclosed proxy will be voted for such other person or persons as may be nominated by the Board of Directors.

COMMITTEES AND MEETINGS

                  The Board of Directors has standing Audit and Compensation

Committees.

                  The Audit Committee reviews the proposed scope of audit and non-audit services and the fees proposed to be charged for such services, reviews the reports and receives comments and recommendations from the Company's internal audit function and the Company's independent auditors following completion of the annual audit, and reviews with such auditors and management the Company's accounting policies and the adequacy of the Company's internal accounting controls. The Audit Committee also deals with special matters relating to the Company's accounting practices and financial statements brought to its attention by the Company's internal auditors, management or the Company's independent auditors. The Company formed the Audit Committee in September 1998 after which it met two times during the fiscal year.

                  The Compensation Committee addresses executive compensation issues generally and administers the Company's stock-based incentive plans, including the Amended and Restated Stock Incentive Plan (the "Stock Incentive Plan") with respect to options outstanding thereunder. The Compensation Committee acted only by unanimous consent.

                  The Board of Directors held five meetings during 1998. No director of the Company during the last fiscal year failed to attend any of the meetings of the Company's Board of Directors and of all committees of the Board on which he or she served.

COMPENSATION OF DIRECTORS

                  The directors of the Company do not receive annual compensation for their services. Mr. Daly and Mr. Schuur are compensated for their services to the Company, but they are compensated in their capacities as officers of the Company and not as directors.

                  Non-employee directors of the Company participate in the Directors Stock Option Plan (the "Directors Plan"), the approval of which will be voted upon at the Annual Meeting of Stockholders. The Directors Plan, which was adopted on December 4, 1998, provides for annual, non-discretionary grants of ten-year options to purchase 5,000 shares of Common Stock (after an initial grant to new directors participating in the Directors Plan of an option to purchase 10,000 shares) at an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant, and which are exercisable on a cumulative basis in three equal annual installments. On the date the Directors Plan was adopted in December 1998, Messrs. Okun and Strohl and Ms. Wing each received an initial grant of options to purchase 10,000 shares of Common Stock under the Directors Plan.

                             EXECUTIVE COMPENSATION

                      REPORT OF THE COMPENSATION COMMITTEE

                  The Compensation Committee of the Board of Directors develops and implements the Company's compensation policies. It has responsibility for, among other things, reviewing and determining the cash compensation and other benefits of the Company's executive officers. Glenn A. Okun is the only member of the Compensation Committee. The disinterested members of the Board of Directors have approved all awards under the 1996 Incentive Stock Option Plan and the Amended and Restated Stock Incentive Plan to the Company's executive officers and key employees (and participating directors, if any).

                  In 1998, the Committee received from the Company's Chief Executive Officer recommendations with respect to compensation of the Company's other executive officers and met with him to evaluate such executives' performance and, at times, to discuss the bases for his recommendations. The Committee evaluated the Chief Executive Officer's performance and ultimately determined the compensation of all executive officers.

                  The Compensation Committee provides the following report.

COMPENSATION POLICY

                  The Company's executive compensation programs are designed to attract and retain qualified leaders and motivate them to achieve the Company's short and long-term business objectives. The Company believes that the key to achieving such goals is to provide compensation that is competitive with the compensation packages provided by comparable companies and of which a certain proportion is "at risk" for performance, in the form of annual incentive bonuses and long-term stock-based incentives.

FISCAL 1998 PERFORMANCE

                  Although the Company reported limited revenues in 1998, the Company believes that it is positioned as a leader in the United States smart card industry and is also positioned to capitalize on the expected development and growth of the smart card market.

                  Some of the Company's achievements in 1998 include the following:

         - Entry into internet commerce through the Company's relationship with Link Opp Marketing

         - Development of the school lunch smart card system in Hawaii and installation of a pilot program

         - Development and release of the Company's indoor kiosk product, Tikitbox II, and upgrade of the outdoor version

         - Affirmation of the Company's leadership role in the U.S. smart card market through its alliance (via a letter of intent) with Proton World International, the world's largest electronic purse platform for smart cards

BASE SALARY

                  Base compensation for executive officers reflects both the individual's responsibilities and experience and the competitive salary ranges for executives in the same industry with similar responsibilities in corporations with operations comparable to those of the Company. Base salaries generally are modified annually as warranted by the performance of the Company and/or by the performance of the executive officer or changes in his or her responsibilities. Increases in the 1998 base salaries of the Company's executive officers were competitive with increases at other similar-sized companies. The 1998 base salary for Mr. Daly, the President and Chief Executive Officer of the Company, was $200,000, which has remained constant since 1996 pursuant to Mr. Daly's employment agreement with the Company.

BONUSES

                  The annual cash bonus component of an executive officer's compensation depends upon the officer's execution of his or her responsibilities compared to the performance of the Company. Generally, the incentive bonuses of certain officers are based primarily on performance goals for the operations for which they are responsible and in part on the achievement of overall corporate goals. The bonuses for the Company's executive officers with broad corporate responsibilities, such as the Chief Executive Officer and the Chief Financial Officer, are based on the financial performance of the Company overall, and also on such officers' efforts to design and implement the Company's major initiatives and corporate strategies and their success in so doing. The Company believes that an executive officer's responsibility for the success of the Company increases as his or her duties expand. Accordingly, a larger proportion of a more senior executive officer's compensation generally will be variable, performance-based incentive compensation, compared to that of other executive officers.

                  The Committee also encourages its executives to invest in shares of the Company's stock in order to align the interests of the executives with those of the Company's stockholders. The Committee considers the ownership level of each executive in its bonuses, and expects that a portion of bonuses paid will ultimately be used to increase executives' ownership and capital "at risk" through the exercise of stock options or purchase of shares on the open market.

                  Mr. Daly received a bonus for fiscal 1998 in the amount of $363,526. In determining Mr. Daly's 1998 bonus, the Committee considered, in addition to the Company's performance, the overall compensation of Mr. Daly in comparison with other chief executives in technology companies. The Committee believes that Mr. Daly's base salary, which has not been adjusted since 1996, is relatively modest relative to other chief executives in the industry. The Committee also considered that Mr. Daly has performed a wide variety of responsibilities, such as acting as the Company's Chief Technology Officer for the past two and a half years until the Company hired an executive in early 1999 and playing a major role in the Company's capital raising efforts and development of strategic industry relationships.

                  Messrs. Schuur, Haller and Schuler received a bonus for fiscal 1998 in the amount of $97,663, $79,945 and $46,450, respectively. The factors that influenced the Committee to award these bonuses were as follows:

         - The overall compensation level of executives relative similar to executives in the industry

         - The role of each executive in advancing the Company as an industry leader positioned to capitalize on the expected growth of the smart card market

         - The industry reputation and leadership of executives in advancing and promoting electronic commerce through smart cards

         -        The current stock ownership level of the executive

         - The performance of each executive in their functional area of responsibilities and contribution to the overall corporate goals

STOCK-BASED INCENTIVES AND STOCK OWNERSHIP

                  The Company believes that stock options are a very important component of executive compensation because they encourage an executive to remain in the Company's employ and link long-term rewards to stock price appreciation. The Compensation Committee recognizes that such long-term incentives will motivate executives to balance pressures to manage for the short-term with the steps necessary to assure the Company's future vitality.

                  In determining the size of a grant to an executive officer or participating director under the stock option incentive program, the Compensation Committee considers the number of shares that would be thought to be a meaningful incentive for long-term performance, given the participant's position, responsibilities, level of cash and stock-based incentive compensation, and expected contributions. Based on a consideration of these factors, the Committee makes a recommendation to the Board of Directors, which currently manages the Company's Amended and Restated Stock Incentive Plan.

REPRICING OF CERTAIN OPTIONS IN 1998

                  The Company repriced severely out-of-the-money options held by Messrs. Schuur and Haller in 1998. Each of Mr. Schuur and Mr. Haller each held options to acquire 15,000 shares of Common Stock at an exercise price of $24 per share, which were repriced on December 4, 1998, to an exercise price of $14 3/8 per share. The vesting schedule and expiration date of the options remained unchanged.

                  The Compensation Committee and Board of Directors believe that the repricing was necessary and appropriate in light of competitive conditions and other factors relevant to the Company's business and in order to provide the Company's employees with a meaningful incentive compensation opportunity in light of the trading prices of the Company's Common Stock.

                  The following table provides information regarding the repricing of any stock options and SARs held by any executive officer since the Company became subject to the reporting requirements of the Securities Exchange Act of 1934 on August 19, 1998.


                          TEN YEAR OPTION/SAR REPRICING



                                             Number of
                                             Securities                            Exercise Price                 Length of Original
                                             Underlying      Market Price of          at Time                       Option/SAR-Term
                                            Options/SARs     Stock at Time          Repricing or       New         Remaining at Date
                                            Repriced or      of Repricing or         Amendment       Exercise       of Repricing or
     Name and Position         Date         Amended (#)      Amendment ($)               ($)         Price ($)          Amendment
---------------------------------------- ------------------- ---------------------------------------------------- ------------------
Mark T. Schuur, Senior        12-4-98          15,000              14 3/8                24            14 3/8             9 yrs
Vice President and
Chief Financial Officer

Robert W. Haller,             12-4-98          15,000              14 3/8                24            14 3/8             9 yrs
Executive Vice
President

INTERNAL REVENUE CODE SECTION 162(m)

                  In 1993, the Internal Revenue Service enacted Section 162(m) of the Internal Revenue Code, which limits the deductibility of executive compensation in excess of $1,000,000 per year. However, this limitation does not apply to performance-based compensation, provided certain conditions are satisfied. The Company's policy is generally to preserve the federal income tax deductibility of compensation paid to its executives. However, notwithstanding the Company's general policy, the Compensation Committee retains the authority to authorize compensation that may not be deductible if they believe that it is in the interest of the Company to do so. Other elements of compensation, including perquisites and cash and other bonuses, even those based on performance, may also cause a covered executive officer's income to exceed deductible limits.

                             COMPENSATION COMMITTEE
                             Glenn A. Okun, Chairman


                           SUMMARY COMPENSATION TABLE

                  The following table shows compensation for services rendered to the Company during the fiscal years ended December 31, 1998, 1997 and 1996, respectively, by the President and Chief Executive Officer, the Senior Vice President and Chief Financial Officer, the Executive Vice President and the Senior Vice President, Sales and Marketing. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during the fiscal years ended December 31, 1998, 1997 and 1996.


                                            Annual Compensation                       Long-Term Compensation
                                   --------------------------------------   ----------------------------------------
                                                                                      Award                 Payouts
                                                                            ---------------------------  -----------
                                                                                                                            All
                                                             Other Annual   Restricted     Securities                     Other
                                                                Compen-       Stock        Underlying         LTIP       Compen-
     Name and Principal                             Bonus       sation       Award(s)     Options/SARs       Payouts      sation
          Position            Year  Salary ($)     ($)(c)         ($)          ($)             (#)             ($)          ($)
---------------------------- ------ ------------ ---------- -------------- ------------- -----------------  ----------- -----------
Carey F. Daly, II,           1998    $200,000     $363,526    $      0         $0             0/0               0           0
President,  Chief            1997     200,000      220,000       8,333 (a)      0             0/0               0           0
Executive Officer and        1996     200,000            0      12,500 (a)      0           200,000/0           0           0
Chairman of the Board
---------------------------- ------ ------------ ---------- -------------- ------------- -----------------  ----------- -----------
Mark T. Schuur, Senior       1998    $124,005      $97,663          $0         $0           15,000/0 (e)        0           0
Vice President and Chief     1997     112,916            0           0          0           15,000/0            0           0
Financial Officer            1996      35,333(b)         0           0          0           20,000/0            0           0
---------------------------- ------ ------------ ---------- -------------- ------------- -----------------  ----------- -----------
Robert W. Haller,            1998    $ 89,943     $ 79,945          $0         $0           15,000/0 (e)        0           0
Executive Vice               1997      69,376       23,717           0          0           15,000/0            0           0
President                    1996      45,099       52,383           0          0              0/0              0           0
---------------------------- ------ ------------ ---------- -------------- ------------- -----------------  ----------- -----------
Joseph F. Schuler,           1998    $107,000      $46,450          $0         $0             0/0               0           0
Senior Vice President,       1997     10,000(d)          0           0          0           100,000/0           0           0
Sales and Marketing          1996           -           -            -          -               -               0           0
---------------------------- ------ ------------ ---------- -------------- ------------- -----------------  ----------- -----------

(a)      Represents payment for accrued vacation benefits.

(b)      Mr. Schuur's employment with the Company commenced in September 1996.

(c) The Company has no set bonus policy. Bonuses are awarded by the Compensation Committee of the Board, which is currently comprised of Mr. Okun, an independent director of the Board.

(d)      Mr. Schuler's employment with the Company commenced in December 1997.

(e) The Company repriced Mr. Schuur's and Mr. Haller's stock options on December 4, 1998.

EMPLOYMENT CONTRACTS

                  The Company has an agreement with Mr. Daly pursuant to which Mr. Daly receives a base salary of $200,000 per year. The agreement, which expires on October 31, 1999, permits the Company to terminate Mr. Daly's employment for cause or upon 90 days' notice. The termination of Mr. Daly's employment is conditioned upon the Company obtaining releases from the Company's creditors from any security granted by Mr. Daly personally on behalf of the Company. Upon termination, Mr. Daly is entitled to severance pay in an amount equal to 50% of his base salary for the remainder of the term.

                  The Company's agreement with Mr. Schuur provides that Mr. Schuur receives a base salary of $100,000, subject to an annual merit increase; the agreement also provides that Mr. Schuur may receive an annual discretionary bonus. The Company may terminate Mr. Schuur's employment at any time with or without cause. If Mr. Schuur's employment is terminated without cause, Mr. Schuur is entitled to receive his compensation for an additional six months. The Company's agreement with Mr. Schuur also expires on October 31, 1999.

                  The Company also has an agreement with Mr. Schuler, which provides that Mr. Schuler receives a base salary of $100,000 which is increased annually to reflect any increase in the consumer price index. Mr. Schuler also receives compensation equal to 3% of the Company's gross sales other than processing revenue. The Company may terminate Mr. Schuler's employment with or without cause; if the Company terminates Mr. Schuler's employment without cause, Mr. Schuler is entitled to receive as severance pay his salary for a period of twelve months after termination.

                        OPTION GRANTS IN LAST FISCAL YEAR

                  The following table provides certain information with respect to options granted to each person named in the Summary Compensation Table during fiscal 1998. In addition, in accordance with Securities and Exchange Commission rules, there are shown hypothetical gains that would exist for the options granted, based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The named officers will realize no gain on these options unless the price of the Common Stock increases above the exercise price for such options, which will benefit all stockholders proportionately. No stock appreciation rights have been awarded by the Company.


                                             Individual Grants
                         ---------------------------------------------------------
                                         Percent of                                 Potential Realizable Value at
                                            Total                                      Assumed Annual Rates of
                           Options/       Options/                                              Stock
                             SARS           SARS                                        Price Appreciation for
                          Granted in     Granted to      Exercise                            Option Term
                            Fiscal      Employees in      or base     Expiration
         Name               Year(#)      Fiscal Year   Price ($/SH)      Date                5%($)        10%($)
         ----               -------      -----------   ------------     ------               -----        ------
Carey F. Daly, II              -              -              -            -                   -              -
Mark T. Schuur              15,000 (a)      17.6%         $14 3/8      12/22/07            $135,605       $343,651
Robert W. Haller            15,000 (a)      17.6%         $14 3/8      12/22/07            $135,605       $343,651
Joseph F. Schuler              -              -              -            -                   -              -


(a) The Board of Directors approved the repricing of Mr. Schuur's and Mr. Haller's options on December 4, 1998. The options to both Mr. Schuur and Mr. Haller became exercisable on December 23, 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                  The following table sets forth as to each person named in the Summary Compensation Table the specified information with respect to option exercises during fiscal 1998 and the status of their options at the end of fiscal 1998.

                                                                                            Value of Unexercised
                                                          Number of Unexercised               In--The--Money (2)
                          Number of                      Options/SARS at Fiscal                Options/SARS at
                            Shares         Value                Year-End                   Fiscal Year-End ($)(3)
                         Acquired on     Realized              ----------                  ----------------------
          Name             Exercise       ($)(1)       Exercisable Nonexercisable        Exercisable      Nonexercisable
          ----             --------      --------      ----------- --------------        -----------      --------------
Carey F. Daly, II            --             --             133,334     66,666             $1,875,076         $937,524
Robert W. Haller             --             --              15,000    533,340             $   40,320         $      0
Mark T. Schuur              6,667         $86,204           15,000      6,666             $   40,320         $106,609
Joseph F. Schuler            --             --              33,334     66,666             $   68,768         $137,532

(1) The "value realized" represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised. The value realized was determined without considering any taxes which may become payable in respect of the sale of any such shares.

(2) "In-the-money" options are options whose exercise price was less than the market price of Common Stock at December 31, 1998.

(3) Based on a stock price of $17 1/16 per share, which was the closing price of a share of Common Stock reported on the Nasdaq SmallCap Market on December 31, 1998.

                                PERFORMANCE GRAPH

                  The SEC requires the Company to present a line graph comparing cumulative, five-year stockholder returns on an indexed basis with a major index and a nationally-recognized industry standard or a group of peer companies selected by the Company. The Company has selected the Russell 2000 Index as its major index and the Standard & Poor's Data Processing Services Index as the Company's nationally recognized industry standard for purposes of this performance comparison. The graph assumes that $100 was invested on August 11, 1997 (when trading of the Company's Common Stock commenced on the Nasdaq over-the-counter market) in the Common Stock and that $100 was invested on July 31, 1997 (the date closest to August 11, 1997 for which data is available) in the Russell 2000 Index and the S&P Data Processing Services Index, and that all dividends were reinvested.

                 COMPARISON OF 16 MONTH CUMULATIVE TOTAL RETURN*
             AMONG THE PATHWAYS GROUP, INC., THE RUSSELL 2000 INDEX
                  AND THE S&P SERVICES (DATA PROCESSING) INDEX

(Comparison Chart)

                                                                     MEASUREMENT PERIOD
                                              -----------------------------------------------------------------
                                                   8/11/97      9/97     12/97     3/98    6/98    9/98   12/98
THE PATHWAYS GROUP, INC.                               100       342       400      413     319     267     284
RUSSELL 2000                                           100       110       106      117     113      91     105
S & P SERVICES (DATA PROCESSING)                       100        93        96      106     102      93     104


*        $100 INVESTED ON 8/11/97 IN STOCK OR ON 7/31/97
         IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
         FISCAL YEAR ENDING DECEMBER 31.

TRANSACTIONS WITH MANAGEMENT

                  Mr. Carey F. Daly, II, the President and Chief Executive Officer of the Company and Chairman of the Board of Directors, has personally guaranteed various debts of the Company and its subsidiaries for the benefit of the Company in a principal amount equal to $1,292,500. In May 1995, April 1996 and September 1996, the Company issued an aggregate of 646,250 shares of its Common Stock to Mr. Daly in consideration for his entering into such guaranties.

                  In 1996, the Company issued to Allen & Company Incorporated, a former financial advisor to the Company, 300,000 shares of its Common Stock in payment for $300,000 in fees owed by the Company to Allen & Company for financial consulting services. Allen & Company purchased shares of Common Stock of the Company (including the 1996 fee for services issuance) in connection with a series of transactions at a weighted average price per share of $0.70. Mr. Glenn Okun, a director of the Company, was also a Director and Vice President of Allen & Company until April 1998.

                  In connection with the Company's private offering of Common Stock pursuant to Rule 506 of Regulation D of the Securities Act, commenced in July 1998 and completed in August 1998, the Company entered into a Placement Agency Agreement with Allen & Company Incorporated, whereby the Company agreed to pay Allen & Company Incorporated a placement fee of 5% of the aggregate amount of Common Stock purchased by a subscriber. The Company paid Allen & Company Incorporated an aggregate amount of $349,974 as its placement fee. In addition, Mitchum Jones & Templeton, Inc. ("Mitchum Jones"), an investment banking firm for whom Mr. Okun is now a principal, received a 5% placement fee in connection with a subscription for Common Stock of the Company by one of that firm's clients. Mitchum Jones received $100,000 as its placement fee for that purchase. Allen & Company Incorporated did not receive a placement fee in connection with the subscription by Mitchum Jones' client.

                  In connection with the Company's agreement with Scrip Advantage, a customer of the Company, Scrip Advantage has agreed to elect a Company designee to its Board of Directors. Initially, Carey F. Daly II, the President and Chief Executive Officer of the Company, will be elected to such Board. The Company has advanced $50,000 to Scrip Advantage in exchange for a demand promissory note. The note is convertible into equity of Scrip Advantage at the Company's sole option.

                  The Company believes that the terms of the transactions with affiliates of the Company are fair and reasonable in light of prevailing market conditions at the time when such arrangements were implemented and in light of the circumstances under which such arrangements were made. The disinterested members of the Board of Directors will continue to review any ongoing relationships with such affiliates to assure that such transactions are consistent with the fiduciary duties of the directors to the stockholders of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  Mr. Okun, who is currently the only member of the Compensation Committee, was formerly a director and vice president of Allen & Company Incorporated, and is currently the Chairman and Chief Executive Officer of Mitchum Jones & Templeton, Inc. As noted above, both firms received placement agent fees in connection with the Company's 1998 private placement of Common Stock while Mr. Okun has been a director. In addition, Allen & Company received shares of Common Stock of the Company as payment for financial consulting services. See "Transactions with Management" above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding Common Stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports, all of the Company's directors and officers timely filed all reports required with respect to fiscal 1998, except that the Initial Statements of Beneficial Ownership of Securities on Form 3 for the Deferred Compensation Trust for Carey F. Daly, II and its trustee, Edward L. Mueller, were inadvertently filed more than ten days after the trust became a reporting person and Mr. Mueller's Statement of Changes in Beneficial Ownership on Form 4 for the month ended December 31, 1998, was inadvertently filed more than 10 days after December 31, 1998. The Form 4 reported a sale by Mr. Mueller in his individual capacity of shares of Common Stock of the Company.

CERTAIN LEGAL PROCEEDINGS

          The Company is not a party to any material legal proceedings.

                                 PROPOSAL NO. 2

                             PROPOSAL TO APPROVE THE
                    AMENDED AND RESTATED STOCK INCENTIVE PLAN

                  In August 1996, the Board of Directors of the Company established the 1996 Stock Incentive Plan (the "Original Plan") to aid the Company in attracting, retaining and motivating key employees and officers of the Company by providing them with incentives for making significant contributions to the growth and profitability of the Company. The Plan is designed to accomplish the goal of attracting and maintaining key employees and officers by offering stock options and other incentive awards, thereby providing participants with a proprietary interest in growth, profitability and success of the Company. On December 16, 1997, the Board amended the Original Plan and approved the Amended and Restated Stock Incentive Plan (the "Amended Plan"), which is being submitted to the stockholders for approval at the Annual Meeting. Except as noted herein, the provisions of the Amended Plan do not materially differ from the provisions of the Original Plan.

                  Set forth below is a brief description of the principal features of the Amended Plan. Such description is qualified in its entirety by the full text of the Amended Plan, a copy of which is attached hereto as Exhibit
A. Reference to such exhibit should be made for a more complete description of the Amended Plan.

GENERAL TERMS

                  The Amended Plan authorizes the Company to grant awards in the form of stock options, both incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")) and non-qualified stock options, stock appreciation rights ("SARs") and awards payable in stock, restricted stock or cash. All of such awards may be granted singly, in combination or in tandem. The Original Plan only contemplated the granting of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code. The Company believes that the broad array of compensation options provided by the Amended Plan enables the Company to design the appropriate incentive compensation package for each participant. In addition, the Amended Plan permits the Company to extend dividend equivalency rights to awards made thereunder; the Original Plan did not provide such rights. The payment or exercise of any awards, including stock options, under the Amended Plan may be conditioned on the satisfaction of various criteria, such as the achievement of specific business objectives, attainment of growth rates and other comparable measurements of the Company's performance. While some or all of the other types of awards referred to above may be made from time to time, the Company has to date only granted stock options under the Amended Plan.

                  The Amended Plan terminates on December 31, 2007. The number of shares authorized for issuance thereunder is 2,000,000; the Original Plan authorized 350,000 shares for issuance. Shares related to awards (or portions thereof) under the Amended Plan that are forfeited, cancelled or terminated, expire unexercised, are surrendered in exchange for other awards, or are settled in cash in lieu of shares or in any other manner such that shares covered by an award are not and will not be issued, will be restored to the total number of shares available for issuance pursuant to awards granted under the Amended Plan. The aggregate number of shares issuable pursuant to options, or which may be used as a basis for SARs, granted to any individual participant under the

Amended Plan is limited to 200,000 shares during any fiscal year. The Original Plan prohibited granting options in excess of an amount that would permit a participant to acquire shares valued at an amount in excess of $100,000, as determined on the date of grant of the options. To date, the Board of Directors has granted options to acquire an aggregate of 446,666 shares to key employees and officers of the Company under the Amended Plan. The table below sets forth the number of options granted to date under the Original Plan and the Amended Plan:

                                                   Number of
                                                   Securities                                                 Terminat
                                                   Underlying                                                 ion-Date
                                    Date of       Options/SARs       Exercise                                    of
       Name and Position             Grant        Granted (#)        Price-($)       Vesting Schedule          Option
--------------------------------- ------------------------------------------------------------------------- -------------
Carey F. Daly, II, President,       12-1-96         200,000            3.00         Three equal annual        12-1-01
Chief Executive Officer and                                                            installments
Chairman of the Board (1)

Mark T. Schuur, Senior Vice          9-5-96          20,000            1.07         Three equal annual         9-5-06
President and Chief Financial                                                          installments
Officer (2)
                                    12-22-97         15,000           24.00       Fully exercisable after     12-22-07
                                                                                     first anniversary

Robert W. Haller, Executive         12-22-97         15,000           24.00       Fully exercisable after     12-22-07
Vice President (3)                                                                   first anniversary

Joseph F. Schuler,                  10-28-97        100,000           15.00         Three equal annual        10-28-07
Senior Vice President,                                                                 installments
Sales and Marketing (4)
                                    12-22-97         15,000           24.00       Fully exercisable after     12-22-07
                                                                                     first anniversary

All current executive officers         -            365,000             -                    -                   -
as a group

All employees, other than the          -             81,666             -                    -                   -
executive officers listed
above, as a group

----------------------------------

(1) Mr. Daly received options to acquire 200,000 shares of Common Stock of Company pursuant to the Original Plan.

(2) Mr. Schuur received options to acquire 20,000 shares of Common Stock of the Company pursuant to the Original Plan and options to 15,000 shares of Common Stock pursuant to the Amended Plan.. Mr. Schuur is a nominee for election as a director of the Company.

(3) Mr. Haller received options to acquire 15,000 shares of Common Stock of the Company pursuant to the Amended Plan.

(4) Mr. Schuler received options to acquire 100,000 shares of Common Stock of the Company pursuant to the Original Plan and options to acquire 15,000 shares of Common Stock pursuant to the Amended Plan.

                  The Amended Plan provides that, in the event of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, proportional adjustments will be made in
(a) the number of shares of the Company's Common Stock (i) reserved for issuance under the Amended Plan, (ii) available for options or other awards and for issuance pursuant to options, or upon which SARs may be based, for individual participants, and (iii) covered by outstanding awards; (b) the prices related to outstanding awards; and (c) the appropriate fair market value and other price determinations for such awards. In addition, equitable adjustments will be made in the event of any other change affecting the Company's Common Stock or any distribution (other than normal cash dividends) to stockholders of the Company.

                  The Amended Plan provides that it shall be administered by the Board of Directors or a Committee designated by the Board of Directors (the "Committee"), consisting of at least two directors who are not officers or employees of the Company or any of its subsidiaries. The Committee has the sole authority, among other things, to: grant awards; determine the terms, conditions and limitations of awards (including any applicable performance criteria); establish rules, procedures, regulations and guidelines relating to the Amended Plan generally; interpret the Amended Plan and award agreements entered into pursuant to the Amended Plan; and grant waivers of Amended Plan restrictions. The Original Plan did not provide for a Committee to administer the Original Plan; only the Board of Directors was authorized to administer the Plan. To date, the Board of Directors has administered the Amended Plan.

                  Officers, key employees and directors who are also officers or employees of the Company or its subsidiaries or who have been designated by the Board of Directors of the Company as eligible to receive awards under the Amended Plan and consultants who have been so designated, are eligible to participate in the Amended Plan. Key employees are those employees who hold positions of responsibility and/or whose performance, in the judgment of the Committee, can have a significant effect on the growth and profitability of the Company. The number of persons who are currently participate in the Amended Plan is 19. The Original Plan did not include consultants and other persons designated by the Board of Directors as eligible participants.

                  Generally, an Amended Plan participant may exercise or receive payment of an award only while employed by or associated with the Company or a subsidiary of the

Company, except that, under some circumstances, and subject to restrictions and limitations imposed by the Committee, the Committee may permit exercise by, or payment to, participants who have retired or become disabled, or who otherwise have had their employment or association with the Company or a subsidiary thereof terminated. The Original Plan, which only contemplated the grant of incentive stock options under Section 422 of the Internal Revenue Code, permitted the exercise of an option within three months after the employee's termination of employment and did not permit the exercise of any options after the three month period. In addition, if a participant dies while still employed or associated with the Company or a subsidiary thereof, the estate, heirs or beneficiaries of the deceased participant may, subject to restrictions and limitations imposed by the Committee, exercise or receive payment in respect of awards held by the participant at the time of death. In general, awards granted under the Amended Plan are not assignable or transferable by a participant, except under the limited circumstances contemplated by the Amended Plan.

                  The Amended Plan provides that awards granted under the Amended Plan may be subject to acceleration or vesting in the event of a change in control of the Company as provided in any agreements with participants or as set forth under the Amended Plan. A change of control may be deemed to have occurred if a person or group becomes the beneficial owner of securities of the Company representing more than 50.1% of the combined voting power of the then outstanding securities of the Company or a change of more than 25% of the composition of the Board occurs within a two-year period, unless two-thirds of the previous directors approved such a change in composition. Under the Original Plan, unless the terms of any option grant provided for the acceleration of exercisability or vesting upon a merger of consolidation or liquidation or dissolution, the options would not accelerate.

                  The exercise price of an option granted under the Amended Plan will be not less than the fair market value of the Company's Common Stock on the date of grant, as defined in the Amended Plan. (The closing sales price of a share of the Company's Common Stock was $8 3/4 on May 4, 1999, as reported on the Nasdaq SmallCap Market.) The exercise price of an option must be paid in full in cash, or arrangements, satisfactory to the Committee, for payment in full in cash made, at the time of exercise, or, if permitted by the Committee, may be paid in whole or in part by (a) tendering shares of Common Stock or surrendering another award granted under the Amended Plan or another benefit plan of the Company, (b) delivering a promissory note issued by the participant to the Company in a form determined by the Committee, or (c) any other means acceptable to the Committee. In order to enable the Company to satisfy any tax payment obligations resulting from any exercise of, or other payment on, an award under the Amended Plan, the Company has the right, among other things, to withhold an appropriate amount from such payment or to with hold an appropriate number of shares of the Company's Common Stock receivable by the participant, for payment thereof.

                  The Board may amend, modify, suspend or terminate the Amended Plan, or adopt subplans under the Amended Plan, (a) for the purpose of meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or (b) for any other purpose permitted by law. Except as otherwise required by applicable law, no amendment to this Plan or any subplan established hereunder will require stockholder approval; provided, however, that the Amended Plan may not be amended in a manner that would alter, impair, amend, modify, suspend or terminate any rights of a Participant or obligation of the Company under any Awards theretofore granted, in any manner adverse to any such affected Participant, without the consent of such affected Participant. Under the Original Plan, the Board of Directors was only authorized to amend the Original Plan without stockholder approval to the extent necessary under applicable law; all other amendments required stockholder approval.

FEDERAL INCOME TAX CONSEQUENCES

                  Under current federal tax laws and regulations and judicial interpretations thereof, which are subject to change at any time, the following are the federal income tax consequences generally arising with respect to awards granted under the Amended Plan. The grant of a stock option or SAR will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised. Upon exercising an SAR or a non-qualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. At such time, the Company will receive a deduction for the same amount (assuming the applicable requirements of Section 162(m) of the Internal Revenue Code have been met).

                  With respect to other awards granted under the Amended Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received, when received. The Company will receive a deduction for the same amount, provided that, at the time the income is recognized, the participant either is not a covered employee or does not have total compensation in excess of $1,000,000 for the year of recognition (other than compensation that otherwise meets the requirements of Section 162(m) of the Internal Revenue Code). With respect to other awards granted under the Amended Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received on the date the shares first become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, the Company will receive a deduction for the same amount, subject to the proviso set forth above in this paragraph.

                  The tax treatment upon disposition of shares acquired under the Amended Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of a stock option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option. There will be no tax consequences to the Company upon the disposition of shares acquired under the Amended Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied.

RECOMMENDATION

                  The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders, in the current competitive business environment, that the Amended Plan be approved, so that the Company can continue to attract, retain and motivate key employees to make significant contributions to the Company. The Amended Plan will permit certain stock-based incentive compensation to be tailored to support corporate and business objectives and allow the Company to respond to competitive compensation practices. Accordingly, the Board of Directors has adopted, and recommends that the stockholders approve, the Amended Plan.

                  Approval requires the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, on such proposal, provided that the total vote cast represents over 50% of all shares entitled to vote on the proposal.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 3

               PROPOSAL TO APPROVE THE DIRECTORS STOCK OPTION PLAN

                  In December 1998, the Board of Directors approved the Directors Stock Option Plan (the "Directors Plan"), subject to the approval of the stockholders. The Directors Plan is now being submitted to the stockholders for approval.

                  The Board of Directors recommends approval of the Directors Plan. The purpose of the Directors Plan is to aid the Company in attracting, retaining and motivating its non-employee directors by providing them with incentives to make significant contributions to the growth and profitability of the Company. The Directors Plan is designated to accomplish this goal by the granting of stock options, thereby providing participants with a proprietary interest in the growth, profitability and success of the Company.

                  Set forth below is a brief description of the principal features of the Directors Plan. Such description is qualified in its entirety by the full text of the Directors Plan, a copy of which is attached hereto as Exhibit B. Reference to such exhibit should be made for a complete description of the Directors Plan.

GENERAL TERMS

                  The persons ("Eligible Directors") eligible to receive grants of stock options pursuant to the Directors Plan are directors of the Company who are not officers or employees of the Company or any subsidiary thereof (a "Non-employee Director") and who (i) have not been designated by the Company's Board of Directors within 30 days after becoming a director of the Company as being eligible to receive awards under the Amended and Restated Stock Incentive Plan or (ii) having been eligible to participate in the Amended and Restated Stock Incentive Plan, have ceased to be so eligible as a result of a determination by the Board of Directors. The eligibility of any such director to participate in the Directors Plan shall cease if such director is subsequently designated as being eligible to receive awards under the Amended and Restated Stock Incentive Plan for as long as he or she remains so eligible. All of the directors of the Company, other than Messrs. Daly and Schuur, are currently participants in the Directors Plan.

                  The total number of shares of the Company's Common Stock available for issuance pursuant to stock options granted under the Directors Plan is 100,000. Shares related to options (or portions thereof) that are forfeited, cancelled or terminated, expire unexercised, are surrendered in exchange for other options or are otherwise settled in such manner that all or some of the shares covered by an option are not and will not be issued will be restored to the total number of shares available for issuance pursuant to options granted under the Directors Plan. In the event of any change in the number of shares of outstanding Common Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, proportional adjustments will be made in the number of shares of the Company's Common Stock (a) reserved for issuance pursuant to the Directors Plan, (b) for which stock options shall be granted, and (c) covered by outstanding stock options, as well as in the exercise price of such outstanding options. In addition, equitable adjustments will be made in the event of any other change affecting the Company's Common Stock or any distribution (other than normal cash dividends) to stockholders of the Company. To date, the Company has granted options to acquire 10,000 shares to each of Glenn A. Okun, Linda Wing and Monte Strohl; these options represent the initial grant to each of these non-employee directors on the date the Board of Directors approved the Plan.

                  Under the Directors Plan, non-qualified stock options to purchase shares of the Company's Common Stock are granted automatically to Eligible Directors at the times specified in the Directors Plan. In general, an Eligible Director will receive an initial option to purchase 10,000 shares of the Company's Common Stock on the date on which he or she first becomes eligible to participate in the Directors Plan. Thereafter, as long as the Eligible Director remains eligible to participate in the Directors Plan, he or she will receive annually, on the date of the Annual Meeting of Stockholders, an option to purchase 5,000 shares of the Company's Common Stock, beginning on the date specified in the Directors Plan. Notwithstanding the foregoing, no stock option shall be granted to any person whose service as a director of the Company ends on the date on which the option would otherwise be granted.

                  The Directors Plan is administered by the Company's Board of Directors or a committee composed of not less than two members thereof not eligible to participate in the Directors Plan as may be designated from time to time by all such members. The Board or such committee administers the Directors Plan, but has no discretion regarding the grant, amount, timing, terms and conditions of stock options granted under the Directors Plan.

                  The exercise price of any stock option granted pursuant to the Directors Plan is the fair market value of the Company's Common Stock on the date of grant. Each stock option is exercisable, cumulatively, as to one-third of the shares after the first anniversary of the date of grant and as an additional one-third after each of the second and third anniversaries of the date of grant. Each option is exercisable for a period of ten years from the date of grant.

                  The price at which shares of the Company's Common Stock may be purchased upon exercise of an option must be paid in full in cash at the time of exercise or by (i) tendering shares of the Company's Common Stock or surrendering another stock option, (ii) delivering a promissory note issued by the participant to the Company in a form determined by the Board or the committee, or (iii) any other means acceptable to the Board or the committee.

                  In order to enable the Company to satisfy any tax payment obligations resulting from any exercise of a stock option under the Directors Plan, the Company has the right, among other things, to withhold from the shares of the Company's Common Stock receivable by a participant an appropriate number of shares for payment thereof. In addition, participants may elect to have the Company deduct applicable taxes by withholding an appropriate number of shares of the Company's Common Stock or to elect to tender to the Company other shares of the Company's Common Stock held by the participant for the purpose of satisfying tax payment obligations.

                  Except as described below, if a participant's association with the Company terminates, any unexercised stock option (or portion thereof) shall, to the extent it is exercisable pursuant to the terms of such option on the date of such termination, remain exercisable for a period of three months following the date of termination or until the stated expiration of the stock option, if earlier. If a participant dies, or ceases to be associated with the Company because he (i) is disabled, (ii) retires at age 62 or thereafter or (iii) assumes a position with a governmental, charitable or educational agency or institution, any stock option granted under the Directors Plan then held by such participant shall become fully exercisable as of the date on which such participant dies or ceases to be associated with the Company, and shall be exercisable through the expiration date specified in the applicable option agreement.

                  Stock options granted under the Directors Plan are subject to acceleration of exercisability in the event of a change in control of the Company, as set forth in agreements between the Company and certain of its directors which provide for certain protections and benefits in the event of a change of control (as defined in such agreements), or as provided in applicable option agreements. In general, awards granted under the Directors Plan are not assignable or transferable by a participant, except under the limited circumstances contemplated by the Directors Plan.

                  The Board or the committee may amend, suspend or terminate the Directors Plan for the purpose of meeting or addressing any changes in any applicable tax, securities or other law. In addition, the Directors Plan may not, without the approval of the stockholders, as set forth therein, be amended to (i) increase materially the aggregate number of shares of the Company's Common Stock that may be issued under the Directors Plan (except for adjustments due to stock split, stock dividend, combination or classification of shares, recapitalization, merger, consolidation or similar event), (ii) materially increase the benefits accruing to participants, or (iii) modify materially the eligibility requirements of the Directors Plan. Nor may the Directors Plan be changed in such a way as to alter, impair, amend, modify, suspend or terminate any rights of a participant or any obligations of the Company under any stock options theretofore granted in any manner adverse to such participant, without the consent of such participant. The Directors Plan terminates on December 4, 2008.

FEDERAL INCOME TAX CONSEQUENCES

                  The federal income tax consequences to the participants and the Company of the issuance and exercise of stock options that would be granted pursuant to the Directors Plan are the same as for the issuance and exercise of stock options that would be granted under the Amended Plan. See "Proposal to Approve the Amended and Restated Stock Incentive Plan -- Federal Income Tax Consequences" above.

RECOMMENDATION

                  The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders to offer the long-term incentives available under the Directors Plan to directors of the Company. The Board of Directors believes that the future success of the Company will depend in large part on its ability to attract, retain and motivate directors through, among other things, such incentive programs. Accordingly, the Board of Directors has adopted, and recommends that the stockholders approve the Directors Plan.

                  Approval requires the affirmative vote of a majority of the votes cast at the meeting in person or by proxy on such proposal, provided that the total votes cast represent over 50% of all shares entitled to vote on the proposal.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE DIRECTORS PLAN.

                                 PROPOSAL NO. 4

                      RATIFICATION OF INDEPENDENT AUDITORS

                  The Board of Directors of the Company has appointed the firm of PricewaterhouseCoopers LLP ("PWC") as its independent auditors for the 1999 fiscal year. While it is not required to do so, the Company is submitting the appointment of PWC to the stockholders for ratification. PWC has been serving the Company in this capacity since 1996. A representative from PWC will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. If the appointment of PWC is not ratified by the stockholders of the Company, the Board of Directors will reconsider the appointment of PWC.

                  The Board of Directors intends that the appointment of the independent auditors be ratified by a majority of the votes cast.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

                  In order for a stockholder proposal to be eligible for inclusion in the Company's proxy material relating to its 2000 Annual Meeting it must be in writing and received by the Secretary of the Company prior to February 22, 2000. Stockholders wishing to bring any matter before a meeting should consult the Company's Bylaws with respect to any applicable notice or other procedural requirements.


                                  ANNUAL REPORT

                  All stockholders of record on May 4, 1999, have been sent, or are concurrently being sent, a copy of the Company's 1998 Annual Report on Form 10-K, which contains certified financial statements of the Company for the fiscal year ended December 31, 1998.

                  ANY PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AT THE CLOSE OF BUSINESS ON MAY 4, 1999, MAY OBTAIN ADDITIONAL COPIES OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY WRITTEN REQUEST TO THE COMPANY, 14201 NE 200TH STREET, WOODINVILLE, WASHINGTON 98072, ATTENTION: INVESTOR RELATIONS.


                                   ACCOUNTANTS

                  The Company's independent auditors, selected by the Board of Directors, are PricewaterhouseCoopers LLP, certified public accountants. PricewaterhouseCoopers LLP has served as the Company's auditors since 1996.

                  Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions at the meeting.

                                  OTHER MATTERS

                  As of the date of this Proxy Statement, the Company knows of no matter other than those set forth herein which will be presented for consideration at the Annual Meeting of Stockholders. If any other matter or matters are properly brought before the meeting or any adjournment thereof, it is the intention of the person named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with his judgment.


                                           EDWARD L. MUELLER
                                           Secretary


Woodinville, Washington
May 7, 1999

                                                                       Exhibit A
Amended and Restated as of
December 16, 1997


                            THE PATHWAYS GROUP, INC.

                    AMENDED AND RESTATED STOCK INCENTIVE PLAN

                  1. PURPOSE. The purpose of this Amended and Restated Stock Incentive Plan (the "Plan") is to aid the Company in attracting, retaining and motivating officers, consultants, key employees and directors of the Company by providing them with incentives for making significant contributions to the growth and profitability of the Company. The Plan is designed to accomplish this goal by offering stock options and other incentive awards, thereby providing Participants with a proprietary interest in the growth, profitability and success of the Company.

                  2.       DEFINITIONS.

                  (a) AWARD. Any form of stock option, stock appreciation right, stock or cash award granted under the Plan, whether granted singly, in combination or in tandem, pursuant to such terms, conditions and limitations as the Board or the Committee may establish in order to fulfill the objectives, and in accordance with the terms and conditions, of the Plan.

                  (b) AWARD AGREEMENT. An agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

                  (c) BOARD. The Board of Directors of The Pathways Group, Inc.

                  (d) CODE. The Internal Revenue Code of 1986, as amended from time to time.

                  (e) COMMITTEE. Such committee of the Board as may be designated from time to time by the Board to administer the Plan or any subplan under the Plan. Any such committee shall consist of not less than two members of the Board who are not officers or employees of the Company, PROVIDED that, unless the Board otherwise determines, each such non-employee director member of such committee shall meet the requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code.

                  (f) COMPANY. The Pathways Group, Inc. and its direct and indirect subsidiaries.

                  (g) FAIR MARKET VALUE. If the Stock is listed on the New York Stock Exchange (or other national exchange), the closing price of the Stock as reported on the such exchange for the date on which Fair Market Value is to be determined or, if the Stock is not listed on a national exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices for a share of the Stock in the over-the-counter market, as reported by the National Association of Securities Dealers through its Automated Quotation System or otherwise, in either case for the date in question; PROVIDED that if no transactions in the Stock are reported for that date, the average of the high and low sale prices or last quoted sale price or, if not so quoted, the average of the high bid and low asked prices as so reported for the preceding day on which transactions in the Stock were effected, and PROVIDED, FURTHER, that if no transactions in the Stock were effected within 10 business days preceding such relevant date, or if otherwise deemed appropriate by the Board or the Committee, the fair market value of the Stock shall be as determined by the Board or the Committee.

                  (h) GOVERNING LAW. The laws of the Sate of incorporation of Pathways.

                  (i) PARTICIPANT. An officer, consultant, key employee or director of the Company to whom an Award has been granted.

                  (j) PATHWAYS. The Pathways Group, Inc.

                  (k) STOCK. Authorized and issued or unissued shares of Common Stock, par value $.01 per share, of Pathways or any security issued in exchange or substitution therefor.

                  3. ELIGIBILITY. Only officers, key employees, and directors who are also officers or employees of the Company or who have been designated by the Board as eligible to receive Awards and consultants who have been so designated by the Board or the Committee are eligible to receive Awards under the Plan. Key employees are those employees who hold positions of responsibility or whose performance, in the judgment of the Board or the Committee, can have a significant effect on the growth and profitability of the Company.

                  4. STOCK AVAILABLE FOR AWARDS. Subject to Section 14 hereof, a total of 2,000,000 shares of Stock shall be available for issuance pursuant to Awards granted under the Plan; PROVIDED, HOWEVER, that the aggregate number of shares of Stock subject to options and upon which stock appreciation rights are based pursuant to Awards hereunder shall not exceed 200,000 shares for any Participant during any fiscal year; and, PROVIDED, FURTHER, that the Board or the Committee shall have the power to grant Awards to a Participant exceeding such annual maximum amount, but such Awards shall not qualify as "performance based" for purposes of Section 162(m) of the Code to the extent of such excess. From time to time, the Board and appropriate officers of Pathways shall file such documents with governmental authorities and, if the Stock is listed on the New York Stock Exchange (or other national exchange), with such stock exchange, as are required to make shares of Stock available for issuance pursuant to Awards and publicly tradeable. Shares of Stock related to Awards, or portions of Awards, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in cash in lieu of Stock or in such manner that all or some of the shares of Stock covered by an Award are not and will not be issued to a Participant, shall be restored to the total number of shares of Stock available for issuance pursuant to Awards.

                  5.       ADMINISTRATION.

                  (a) GENERAL. The Plan shall be administered by the Board or, to the extent determined by the Board, by the Committee, which shall have full and exclusive power to (i) authorize and grant Awards to persons eligible to receive Awards under the Plan; (ii) establish the terms, conditions and limitations of each Award or class of Awards, including terms, conditions and limitations governing the extent (if any) to which the Award may be assigned or transferred, PROVIDED that awards shall not be assignable or transferable to any person who is not at the time of transfer a member of the Participant's immediate family or to any entity that is not established for the benefit of, or wholly-owned by, the Participant or a member or members of the Participant's immediate family; (iii) construe and interpret the Plan and all Award Agreements; (iv) grant waivers of Plan restrictions; (v) adopt and amend such rules, procedures, regulations and guidelines for carrying out the Plan as it may deem necessary or desirable; and (vi) take any other action necessary for the proper operation and administration of the Plan, all of which powers shall be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of the Plan. The powers of the Board or the Committee, as applicable, shall include, but shall not be limited to, the authority to (A) adopt such subplans as may be necessary or appropriate (1) to provide for the authorization and granting of Awards to promote specific goals or for the benefit of specific classes of Participants, (2) to provide for grants of Awards by means of formulae, standardized criteria or otherwise, or (3) for any other purposes as are consistent with the objectives of the Plan, and to segregate shares of Stock available for issuance under the Plan generally as being available specifically for the purposes of one or more subplans, and (B) subject to Section 11 hereof, adopt modifications, amendments, rules, procedures, regulations, subplans and the like as may be necessary or appropriate (1) to comply with provisions of the laws of other countries in which the Company may operate in order to assure the effectiveness of Awards granted under the Plan and to enable Participants employed in such other countries to receive advantages and benefits under the Plan and such laws, (2) to effect the continuation, acceleration or modification of Awards under certain circumstances, including events which might constitute a Change in Control (as set forth in Section 7 hereof) of Pathways, or (3) for any other purposes as are consistent with the objectives of the Plan. All such modifications, amendments, rules, procedures, regulations and subplans shall be deemed to be a part of the Plan as if stated herein.

                  (b) COMMITTEE ACTIONS. All actions of the Committee with respect to the Plan shall require the vote of a majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority (or both members) of the Committee, and any action so taken shall be as effective as if it had been taken by a vote at a meeting. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of the Plan and any

Award Agreement, shall be conclusive and binding on all Participants and on any parties validly claiming through any Participants.

                  6. DELEGATION OF AUTHORITY. The Board or the Committee may delegate to the Chief Executive Officer of Pathways and to other executive officers of the Company certain of its administrative duties under the Plan, pursuant to such conditions or limitations as the Board or the Committee may establish, except that neither the Board nor the Committee may delegate its authority with respect to (a) the selection of eligible persons as Participants in the Plan, (b) the granting or timing of Awards, (c) establishing the amount, terms and conditions of any such Award, (d) interpreting the Plan, any subplan or any Award Agreement or (e) amending or otherwise modifying the terms or provisions of the Plan, any subplan or any Award Agreement.

                  7. AWARDS. Subject to Sections 4 and 19 hereof, the Board or the Committee shall determine the types and timing of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions and limitations applicable to each Award. Awards may include, but are not limited to, those listed below in this Section 7. Awards may be granted singly, in combination or in tandem, or in substitution for Awards previously granted under the Plan. Awards may also be made in combination or in tandem with, in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any such plan of any entity acquired by, or merged with or into, the Company. Any such Awards made in substitution for, or as alternatives to, grants or rights under a benefit plan of an entity acquired by, or merged with or into, the Company in order to give effect to the transaction shall be deemed to be issued in accordance with the terms and conditions of the Plan. Awards shall be effected through Award Agreements executed by the Company in such forms as are approved by the Board or the Committee from time to time.

                  All or part of any Award may be subject to conditions established by the Board or the Committee and set forth in the Award Agreement, which conditions may include, without limitation, achievement of specific business objectives, increases in specified indices, attainment of growth rates and other measurements of Company performance.

                  The Board or the Committee may determine to make any or all of the following Awards:

                  (a) STOCK OPTIONS. A grant of a right to purchase a specified number of shares of Stock, at an exercise price not less than 100% of the Fair Market Value of the Stock on the date of grant, during a specified period, all as determined by the Board or the Committee. Without limitation, a stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are established by the Board or the Committee, complies with Section 422 of the Code or (ii) a non-qualified stock option subject to such terms, conditions and limitations as are established by the Board or the Committee.

                  (b) STOCK APPRECIATION RIGHTS. A right to receive a payment, in cash or Stock, equal to the excess of the Fair Market Value (or other specified valuation) of a specified number of shares of Stock on the date the stock appreciation right ("SAR") is exercised over the Fair Market Value (or other specified valuation) on the date of grant of the SAR, except that if an SAR is granted in tandem with a stock option, valuations on the grant and exercise dates shall be no less than as determined on the basis of Fair Market Value. The eventual amount, vesting or issuance of an SAR may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Board or the Committee.

                  (c) STOCK AWARDS. An Award made in Stock or denominated in units of Stock. The eventual amount, vesting or issuance of a Stock Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Board or the Committee. Stock Awards may be based on Fair Market Value or another specified valuation.

                  (d) CASH AWARDS. An Award made or denominated in cash. The eventual amount of a cash Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Board or the Committee.

                  Dividend equivalency rights, on a current or deferred basis, may be extended to and be made part of any Award denominated in whole or in part in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or the Committee may establish.

                  Notwithstanding the provisions of the paragraphs of this
Section 7, Awards may be subject to acceleration of exercisability or vesting in the event of a Change in Control of Pathways (i) as set forth in agreements between Pathways and certain of its officers, directors and key employees which provide for certain protections and benefits in the event of a change in control (as defined in such agreements) or (ii) as may otherwise be determined by the Board or the Committee under and in accordance with the terms and conditions of the Plan. "Change in Control" for purposes of the Plan shall mean a change in control of Pathways under such circumstances as shall be specified by (x) the Board or the Committee or (y) where applicable to any Awards granted under the Plan, by such agreements between Pathways and a Participant as (1) may have been entered into prior to the effective date of the Plan or (2) shall be entered into after the effective date of the Plan with, to the extent such an agreement is applicable to an Award, the approval of the Board or the Committee. A "Change in Control" may, without limitation, be deemed to have occurred if (A) any "person" or "group" of persons (as the terms "person" and "group" are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) is or becomes the beneficial owner, directly or indirectly, of securities of Pathways representing 50.1% or more of the combined voting power of the then outstanding securities of Pathways, or (B) a change of more than 25% in the composition of the Board occurs within a two-year period, unless such change in composition was approved in advance by at least two-thirds of the previous directors.

                  8. PAYMENT UNDER AWARDS. Payment by the Company pursuant to Awards may be made in the form of cash, Stock or combinations thereof and may be subject to such restrictions as the Board or the Committee determines, including, in the case of Stock, restrictions on transfer and forfeiture provisions. Stock subject to transfer restrictions or forfeiture provisions is referred to herein as "Restricted Stock". The Board or the Committee, in its discretion, may, but is not obligated to, provide for payments to be deferred, such future payments to be made in installments or by lump-sum payment. The Board or the Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Board or the Committee to assure that such deferrals comply with applicable requirements of the Code.

                  The Board or the Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and of dividend equivalencies on deferred payments to be made in Stock or units of Stock.

                  At the discretion of the Board or the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards, or for awards made under any other benefit plan of the Company, of the same or different type.

                  9. STOCK OPTION EXERCISE. The price at which shares of Stock may be purchased upon exercise of a stock option shall be paid in full at the time of the exercise, in cash or, if permitted by the Board or the Committee, by (a) tendering Stock or surrendering such option or another Award, including Restricted Stock, or an option or other award granted under another benefit plan of the Company, in each case valued at, or on the basis of, Fair Market Value on the date of exercise, (b) delivery of a promissory note issued by a Participant to the Company in a form determined by the Board or the Committee, or (c) any other means acceptable to the Board or the Committee. The Board or the Committee shall determine acceptable methods for tendering Stock or surrendering options or other Awards or grants and may impose such conditions on the use of Stock or other Awards or grants to exercise a stock option as it deems appropriate. If shares of Restricted Stock are tendered as consideration for the exercise of a stock option, the Board or the Committee may require that the number of shares issued upon exercise of the stock option equal to the number of shares of Restricted Stock used as consideration therefor be subject to the same restrictions as the Restricted Stock so tendered and any other restrictions as may be imposed by the Board or the Committee. The Board or the Committee may also permit Participants to exercise stock options and simultaneously sell some or all of the shares of Stock so acquired pursuant to a brokerage or similar arrangement which provides for the payment of the exercise price substantially concurrently with the delivery of such shares.

                  10. TAX WITHHOLDING. Unless otherwise expressly provided under the terms of any Award Agreement, the Company shall have the right to deduct applicable taxes from any Award payment or shares of Stock receivable under an Award and to withhold an appropriate number of shares of Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations. In addition, the Board or the Committee may permit Participants to elect to (a) have the Company deduct applicable taxes resulting from any Award payment to, or exercise of an Award by, such Participant by withholding an appropriate number of shares of Stock for payment of tax obligations or (b) tender to the Company for the purpose of satisfying tax payment obligations other Stock held by the Participant. If the Company withholds shares of Stock to satisfy tax payment obligations, the value of such Stock in general shall be its Fair Market Value on the date of the Award payment or the date of exercise of an Award, as the case may be. If a Participant tenders shares of Stock pursuant to clause (b) above to satisfy tax payment obligations, the value of such Stock shall be the Fair Market
Value on the date the Participant tenders such Stock to the Company.

                  11. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION OF THE PLAN. The Board may amend, modify, suspend or terminate the Plan, or adopt subplans under the Plan, (a) for the purpose of meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or
(b) for any other purpose permitted by law. Except as otherwise required by applicable law, no amendment to this Plan or any subplan established hereunder will require stockholder approval; PROVIDED, HOWEVER, that the Plan may not be amended in a manner that would alter, impair, amend, modify, suspend or terminate any rights of a Participant or obligation of the Company under any Awards theretofore granted, in any manner adverse to any such affected Participant, without the consent of such affected Participant.

                  12. TERMINATION OF EMPLOYMENT. Except as otherwise set forth in an applicable Award Agreement or determined by the Board or the Committee, or as otherwise provided in paragraph (a) or (b) of this Section 12, if a Participant's employment or association with the Company terminates, all unexercised, deferred and unpaid Awards (or portions of Awards) shall be canceled immediately.

                  (a) RETIREMENT, RESIGNATION OR OTHER TERMINATION. If a Participant's employment or association with the Company terminates by reason of the Participant's retirement or resignation, or for any other reason (other than the Participant's death or disability), the Board or the Committee may, under circumstances in which it deems an exception from the provisions of the first sentence of this Section 12 to be appropriate to carry out the objectives of the Plan and to be consistent with the best interests of the Company, permit Awards to continue in effect and be exercisable or payable beyond the date of such termination, up until the expiration date specified in the applicable Award Agreement and otherwise in accordance with the terms of the applicable Award Agreement, and may accelerate the exercisability or vesting of any Award, in either case, in whole or in part.

                  (b)      DEATH OR DISABILITY.

                             (i) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), within which to exercise any outstanding Award held by the Participant, as may be specified in the Award Agreement or as may otherwise be determined by the Board or the Committee. All rights in respect of any such outstanding Awards shall pass in the following order: (A) to beneficiaries so designated in writing by the Participant; or if none, then (B) to the legal representative of the Participant; or if none, then (C) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be exercised or paid at such times and in such manner as if the Participant were living, except as otherwise provided in the applicable Award Agreement or as deter mined by the Board or the Committee.

                            (ii) If a Participant ceases to be employed by or associated with the Company because the Participant is deemed by the Company to be disabled, outstanding Awards held by the Participant may be paid to or exercised by the Participant, if legally competent, or by a committee or other legally designated guardian or representative if the Participant is legally incompetent, for a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), following the termination of his employment or association with the Company, as may be specified in the Award Agreement or as may otherwise be determined by the Board or the Committee.

                           (iii) After the death or disability of a Participant, the Board or the Committee may at any time (A) terminate restrictions with respect to Awards held by the Participant, (B) accelerate the vesting or exercisability of any or all installments and rights of the Participant in respect of Awards held by the Participant and (C) instruct the Company to pay the total of any accelerated payments under the Awards in a lump sum to the Participant or to the Participant's estate, beneficiaries or representatives, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards might ultimately have become payable to other beneficiaries.

                            (iv) In the event of uncertainty as to the interpretation of, or controversies concerning, paragraph (b) of this
         Section 12, the Board's or the Committee's determinations shall be binding and conclusive on all Participants and any parties validly claiming through them.

                  13.      NONASSIGNABILITY.

                  (a) Except as provided for in paragraphs (a) and (b) of
Section 12 hereof and paragraph (b) of this Section 13, and except as may otherwise be determined by the Board or the Committee (subject to paragraph
(a)(ii) of Section 5 hereof and set forth in the applicable Award Agreement), no Award or any other benefit under the Plan, or any right with respect thereto, shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it is granted.

                  (b) If a Participant's employment or association with the Company terminates in order for such Participant to assume a position with a governmental, charitable or educational agency or institution, and the Participant retains Awards pursuant to paragraph (a) of Section 12 hereof, the Board or the Committee, in its discretion and to the extent permitted by law, may authorize a third party (including, without limitation, the trustee of a "blind" trust), acceptable to the applicable authorities, the Participant and the Board or the Committee, to act on behalf of the Participant with respect to such Awards.

                  14. ADJUSTMENTS. In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Board or the Committee shall adjust proportionally (a) the number of shares of Stock
(i) reserved under the Plan, (ii) available for options or other Awards and available for issuance pursuant to options, or upon which SARs may be based, for individual Participants and (iii) covered by outstanding Awards denominated in Stock or units of Stock; (b) the prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options or other awards, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options or Awards for previously issued options or awards or an assumption of previously issued stock options or awards.

                  15. NOTICE. Any written notice to Pathways required by any of the provisions of the Plan shall be addressed to the Board, c/o the Secretary of Pathways, and shall become effective when received by the Secretary.

                  16. UNFUNDED PLAN. Insofar as the Plan provides for Awards of cash or Stock, the Plan shall be unfunded unless and until the Board or the Committee otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Board otherwise determines, (a) the

Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan; (b) any liability of the Company to any Participant with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and an Award Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and (d) neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

                  17. PAYMENTS TO TRUST. Notwithstanding the provisions of
Section 16 hereof, the Board or the Committee may cause to be established one or more trust agreements pursuant to which the Board or the Committee may make payments of cash, or deposit shares of Stock, due or to become due under the Plan to Participants.

                  18. NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Award shall confer on any Participant any right to continued employment or association with the Company or in any way interfere with the Company's right to terminate the employment or association of any Participant at any time, with or without cause, and without liability therefor. Awards, payments and other benefits received by a Participant under the Plan shall not be deemed a part of the Participant's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

                  19. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by and construed under the Governing Law. No Award shall be made under the Plan which is other than in conformity with the Governing Law and, in the event of a conflict between any for of Award Agreement and any provision of the Governing Law, the Award Agreement shall be deemed modified to the extent necessary to comply with the Governing Law.

                  20. EFFECTIVE AND TERMINATION DATES. This Plan, and any amendment hereof requiring stockholder approval, shall become effective as of the date of its approval by the stockholders of Pathways by the affirmative vote of the number of shares required by the Governing Law at a stockholders' meeting at which the approval of the Plan (or any such amendment) is considered. The Plan shall terminate on December 31, 2007, subject to earlier termination by the Board pursuant to Section 11 hereof, except as to Awards then outstanding.

                                                                       Exhibit B


                            THE PATHWAYS GROUP, INC.

                           DIRECTORS STOCK OPTION PLAN

                  1. PURPOSE. The purpose of the Directors Stock Option Plan (the "Plan") is to aid the Company in attracting, retaining and motivating directors by providing them with incentives for making significant contributions to the growth and profitability of the Company. The Plan is designed to accomplish this goal by the granting of stock options, thereby providing Participants with a proprietary interest in the growth, profitability and success of the Company.

                  2.       DEFINITIONS.

                  (a) BOARD. The Board of Directors of the Company.

                  (b) CODE. The Internal Revenue Code of 1986, as amended from time to time.

                  (c) COMMITTEE. The members of the Board who are not eligible to participate in the Plan, or a committee composed of such members (consisting of not less than two persons) as may be designated from time to time by all such members, who shall administer the Plan.

                  (d) COMPANY. The Pathways Group, Inc.

                  (e) FAIR MARKET VALUE. If the Stock is listed on the New York Stock Exchange (or other national exchange), the average of the high and low sale prices as reported on the New York Stock Exchange (or such other exchange) or, if the Stock is not listed on a national exchange, the average of the high and low sale prices of the Stock in the over-the-counter market, as reported by the National Association of Securities Dealers through its Automated Quotation System or otherwise, in either case for the date in question, PROVIDED that if no transactions in the Stock are reported for that date, the average of the high and low sale prices as so reported for the preceding day on which transactions in the Stock were effected.

                  (f) NON-EMPLOYEE DIRECTORS. Directors of the Company who are not officers or employees of the Company or any direct or indirect subsidiary of the Company.

                  (g) OPTION. A non-qualified stock option to purchase shares of Stock granted pursuant to the terms and conditions of the Plan.

                  (h) OPTION AGREEMENT. An agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Option.

                  (i) PARTICIPANT. A director of the Company to whom an Option has been granted.

                  (j) STOCK. Authorized and issued or unissued shares of Common Stock of the Company or any security issued in exchange or substitution therefor.

                  3. ELIGIBILITY. Only the following persons are eligible to participate in the Plan: Non-Employee Directors who (i) have not been designated by the Board within 30 days after becoming a director as being eligible to receive Awards under the Amended and Restated Stock Incentive Plan, or (ii) having been eligible to participate in the Amended and Restated Stock Incentive Plan, have ceased to be so eligible as a result of a determination by the Board. The eligibility of any such director to participate in the Plan shall cease if such director is subsequently designated as being eligible to receive Awards (as defined in the Amended and Restated Stock Incentive Plan) under the Amended and Restated Stock Incentive Plan.

                  4. STOCK AVAILABLE FOR OPTIONS. Subject to Section 8 hereof, a total of 100,000 shares of Stock shall be available for issuance pursuant to options granted under the Plan. From time to time, the Board and appropriate officers of the Company shall file such documents with governmental authorities and, if the Stock is listed on the New York Stock Exchange (or other national exchange), with such stock exchange, as are required to make shares of Stock available for issuance pursuant to Options and publicly tradeable. Shares of Stock related to Options, or portions of Options, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Options, or in such manner that all or some of the shares covered by an Option are not and will not be issued to a Participant, shall be restored to the total number of shares of Stock available for issuance pursuant to Options.

                  5. ADMINISTRATION. The Plan shall be administered by the Committee, which shall have full and exclusive power to (a) construe and interpret the Plan and all Option Agreements, (b) adopt and amend such rules, procedures, regulations and guidelines for carrying out the Plan as it may deem necessary or desirable and (c) take any other action necessary for the proper operation and administration of the Plan, all of which powers shall be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of the Plan; PROVIDED, HOWEVER, that no discretion regarding the grant, amount, timing, terms and conditions of Options granted under the Plan (which are established by the Plan), shall be afforded to the Committee. All actions of the Committee with respect to the Plan shall require the vote of a majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority (or both) of such members and any action so taken shall be as effective as if it had been taken by a vote of such members at a meeting. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of the Plan and any Award Agreement, shall be conclusive and binding on all Participants and on any parties validly claiming through any Participants.

                  6.       GRANTING OF OPTIONS.

                  (a) On the date the Plan becomes effective, each director who at such date is eligible to participate in the Plan shall automatically be granted an Option to purchase 10,000 shares of Stock.

                  (b) On the date that any Non-Employee Director (other than a director who received a grant pursuant to subparagraph (a) of this Section 6) first becomes eligible to participate in the Plan, such Non-Employee Director shall automatically be granted an Option to purchase 10,000 shares of Stock.

                  (c) Commencing on the date of the Annual Meeting of Stockholders of the Company (i) on or next preceding the second anniversary of the date on which a Participant becomes eligible to participate in the Plan, in the case of a Participant who is granted an Option pursuant to subparagraph (b) of this Section 6, or (ii) on or next preceding the first anniversary of the date on which a Non-Employee Director becomes eligible to participate in the Plan, in the case of a Non-Employee Director who is not granted an Option pursuant to subparagraph (b) of this Section 6, and, in each case, on the date of each succeeding Annual Meeting of Stockholders, any such Participant, if remaining a director and eligible to participate in the Plan, shall automatically be granted an Option to purchase 5,000 shares of Stock.

                  (d) Notwithstanding the foregoing, no Option shall be granted to any person whose service as a director ends at the Annual Meeting of Stockholders on the date of which the Option would otherwise be granted.

                  (e) The number of shares of Stock for which Options shall be granted under this Section 6 is subject to adjustment as set forth in Section 7(l) hereof.

                  7. OPTIONS. Each Option granted pursuant to, or otherwise to be governed by the terms and conditions of, the Plan shall have the following terms and conditions:

                  (a) Each Option shall have an exercise price equal to the Fair Market Value of a share of Stock on the date of grant.

                  (b) The price at which shares of Stock may be purchased upon exercise of an Option shall be paid in full at the time of exercise, in cash or by (i) tendering Stock or surrendering another stock option, valued at, or on the basis of, the Fair Market Value of the Stock on the date of exercise, (ii) delivery of a promissory note issued by a Participant to the Company in a form determined by the Committee, or
         (iii) other means acceptable to the Committee. The Committee shall determine acceptable methods for tendering Stock or surrendering other stock options. Participants may also exercise Options and simultaneously sell some or all of the shares of Stock so acquired pursuant to a brokerage or similar arrangement which provides for the payment of the Option exercise price substantially concurrently with the delivery of such shares.

                  (c) Each Option shall be exercisable for a period of ten years from the date of grant.

                  (d) Each Option shall be exercisable as to one-third of the shares of Stock subject to such Option on and after the first anniversary of the date of grant of such Option, as to an additional one-third, on and after the second anniversary thereof, and as to the remaining one-third, on and after the third anniversary thereof.

                  (e) The Company shall have the right to deduct applicable taxes resulting from any exercise of or other payment on an Option and to withhold an appropriate number of shares of Stock for payment of tax withholding obligations, if any, or to take such other action as may be necessary in the opinion of the Company to satisfy any tax withholding obligations. In addition, Participants may elect to (i) have the Company deduct applicable taxes by withholding an appropriate number of shares of Stock for payment of taxes required by law or (ii) tender to the Company for the purpose of satisfying tax payment obligations other Stock held by the Participant. If the Company withholds shares of Stock to satisfy tax payment obligations, the value of such Stock shall be its Fair Market Value on the date the Option is exercised. If a Participant tenders shares of Stock pursuant to clause
         (ii) above to satisfy tax payment obligations, the value of such Stock shall be the Fair Market Value on the date the Participant tenders such Stock to the Company.

                  (f) Except as otherwise set forth in the applicable Option Agreement or as otherwise provided in paragraphs (g), (h), (i) and (j) of this Section 7, if a Participant's association with the Company terminates, any unexercised Option (or portion thereof) shall, to the extent it is exercisable pursuant to the terms of such Option on the date of such termination, remain exercisable for a period of three months following the date of termination or until the stated expiration date of the Option, if earlier.

                  (g) If a Participant dies, any outstanding Option then held by the Participant shall become fully exercisable as of the date of the Participant's death. Any such Option shall be exercisable by the Participant's estate or beneficiaries following the Participant's death through the expiration date specified in the applicable Option Agreement and in such manner as if the Participant were living. Rights with respect to any such Option shall pass in the following order: (i) to beneficiaries so designated in writing by the Participant; or if none, then (ii) to the Participant's legal representatives; or if none, then (iii) to the persons entitled thereto as determined by a court of competent jurisdiction.

                  (h) If a Participant ceases to be associated with the Company because the Participant is deemed by the Company to be disabled, any Option held by the Participant may be exercised by the Participant, if legally competent, or by a committee or other legally designated guardian or representative if the Participant is legally incompetent, through the expiration date specified in the applicable Option Agreement. Any such Option shall become fully exercisable as of the date of the Participant's termination of his or her association with the Company by virtue of such disability.

                  (i) If a Participant's association with the Company terminates in order that such Participant may assume a position with a governmental, charitable or educational agency or institution, such Participant's Options, to the extent permitted by law, shall continue in effect and be exercisable beyond the date of termination, up until the expiration date specified in the applicable Option Agreement. Any such Option shall become fully exercisable as of the date of the Participant's termination. To the extent permitted by law, the Participant may authorize a third party (including, without limitation, the trustee of a "blind" trust), acceptable to the applicable authorities, the Participant and the Committee, to act on behalf of the Participant with respect to such Options.

                  (j) If a Participant's association with the Company terminates by reason of the Participant's retirement at 62 years of age or thereafter, any outstanding Option then held by the Participant shall become fully exercisable as of the date of the Participant's retirement. Any such Option shall be exercisable through the expiration date specified in the applicable Option Agreement.

                  (k) An Option shall not be assignable or transferable to, or exercisable by, anyone other than the Participant to whom it is granted, except as provided in subparagraphs (g), (h), (i) and (j) of this Section 7.

                  (l) In the event of any change in the number of shares of outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, the Committee shall adjust proportionally the number of shares of Stock covered by each outstanding Option and the exercise price thereof. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.

                  (m) Notwithstanding the provisions of paragraph (d) of this
         Section 7, Options shall be subject to acceleration of exercisability in the event of a Change in Control of the Company, as provided in agreements between the Company and certain of its officers and directors which provide for certain protections and benefits in the event of a Change in Control (as defined in such agreements), or as shall be provided in applicable Option Agreements. "Change in Control" for purposes of the Plan and any Options shall mean a change in control of the Company under such circumstances as shall be specified (i) where applicable to any Options by any such agreement between the Company and a Participant as (A) may have been entered into prior to the effective date of the Plan or (B) shall be entered into after the effective date of the Plan upon such terms and conditions, to the extent applicable to any Options, as are substantially the same as those contained in earlier prior agreements with certain officers and directors, or (ii) in the applicable Option Agreement. For the purposes of the Plan or any Option, a "Change in Control" may, without limitation, be deemed to have occurred if (U) a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act occurs; (V) any "person" or "group" of persons (as the terms "person" and "group" are used in Section 13(d) and 14(d) of the Exchange Act and the rules thereunder) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the Company; (W) the Company consummates a merger, consolidation, share exchange, division or other reorganization of the Company with any other corporation or entity, unless the stockholders of the Company immediately prior to such transaction beneficially own, directly or indirectly, (1) if the Company is the surviving corporation in such transaction, 60% or more of the combined voting power of the Company's outstanding voting securities as well as 60% or more of the total market value of the Company's outstanding equity securities, (2) if the Company is not the surviving corporation, 80% or more of the combined voting power of the surviving entity's outstanding voting securities as well as 80% or more of the total market value of such entity's outstanding equity securities, or (3) in the case of a division, 80% or more of the combined voting power of the outstanding voting securities of each entity resulting from the division as well as 80% or more of the total market value of each such entity's outstanding equity securities, in each case in substantially the same proportion as such stockholders owned shares of the Company prior to such transaction; (X) the Company adopts a plan of complete liquidation or winding-up of the Company; (Y) the stockholders of the Company approve an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Company's assets; or (Z) a change of more than 25% in the composition of the Board occurs within a two-year period unless such change was approved in advance by at least two-thirds of the previous directors.

                  8. ADJUSTMENTS. In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, the Committee shall adjust proportionally the number of shares of Stock
(a) reserved for issuance pursuant to the Plan and (b) available for Options.

                  9. AMENDMENT OR TERMINATION. The Committee may amend, modify, suspend or terminate the Plan for the purpose of (a) meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or (b) for any other purpose permitted by law. Subject to changes in law or other legal requirements which would permit otherwise, the Plan may not be amended without stockholder approval to (i) materially increase the aggregate number of shares of Stock that may be issued under the Plan (except for any increase resulting from adjustments pursuant to Section 7(l) or 8 hereof) or (ii) materially increase the benefits accruing to Participants or (iii) materially modify the requirements as to eligibility for participation in the Plan. Further, the Plan may not be amended in a manner that would alter, impair, amend, modify, suspend or terminate any rights of a Participant or obligation of the Company under any Options theretofore granted, in any manner adverse to such affected Participant, with out the consent of such affected Participant.

                  10. NOTICE. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Committee, c/o the Secretary of the Company, and shall become effective when received by the Secretary.

                  11. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

                  12. EFFECTIVE AND TERMINATION DATES. The Plan, and any amendment hereof requiring stockholder approval, shall become effective as of the date of its approval by the stockholders of the Company by the affirmative vote of a majority of the votes cast at a stockholders' meeting at which the approval of the Plan (or any such amendment) is considered, PROVIDED that the total vote cast represents over 50% of all shares entitled to vote on the proposal. The Plan shall terminate ten years after its initial effective date, subject to earlier termination by the Board pursuant to Section 9 hereof, except as to Options then outstanding.

                                                                        Appendix

                            THE PATHWAYS GROUP, INC.

             PROXY - ANNUAL MEETING OF STOCKHOLDERS - JUNE 21, 1999

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, a stockholder of THE PATHWAYS GROUP, INC., a Delaware corporation (the "Company"), does hereby appoint CAREY F. DALY, II, MARK T. SCHUUR and EDWARD L. MUELLER, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Mark Hopkins Intercontinental Hotel, 999 California Street, San Francisco, California 94108, on June 21, 1999, at 10:00 A.M., Pacific Daylight Time, and at any adjournment or adjournments thereof.



  |X|    Please mark
         votes as in
         this example

         UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN
         ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF
         DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4.

1.       ELECTION OF DIRECTORS

         NOMINEES:         To serve until the Annual Meeting of Stockholders in
                           2000: Mark T. Schuur

                           To serve until the Annual Meeting of Stockholders in 2001: Carey F. Daly, II and Linda Wing

                           To serve until the Annual Meeting of Stockholders in 2002: Glenn A. Okun and Monte P. Strohl


                           FOR ALL        |_|         WITHHELD        |_|
                           NOMINEES                   FROM ALL
                                                      NOMINEES


         For, except vote withheld from the following nominee(s):

         |_|
                      ----------------------------------------

2.       PROPOSAL TO APPROVE THE AMENDED AND RESTATED STOCK
         INCENTIVE PLAN.



            FOR    |_|          AGAINST      |_|         ABSTAIN     |_|





3.       PROPOSAL TO APPROVE THE DIRECTORS STOCK OPTION PLAN



            FOR    |_|          AGAINST      |_|         ABSTAIN     |_|




4.       PROPOSAL TO RATIFY INDEPENDENT AUDITORS.


            FOR    |_|          AGAINST      |_|         ABSTAIN     |_|




5. To vote with discretionary authority with respect to all other matters which may come before the meeting.



         The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated May 6, 1999, and a copy of the Annual Report for the fiscal year ended December 31, 1998.



|_|      MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:

Signature:                                                  Date

Signature:                                                  Date

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.